UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

WESTERN IOWA ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-51965	42-2143913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Center Street P.O. Box 399 Wall Lake, Iowa	51466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 664-2173

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Western Iowa Energy, LLC (the “Company”) held its 2010 annual meeting of members on June 7, 2010. The meeting involved the election of two Directors to the Company’s Board of Directors. No other matters were voted upon at the meeting.

The following individuals were elected as Directors at the 2010 annual meeting for the terms listed:

Director	Length of Term	Term Expires
Brent Halling	Three years	2013 Annual Meeting
Virgil Harrison	Three years	2013 Annual Meeting

The voting results of the Director election were as follows:

Nominee	Votes For	Votes Against	Abstain
Brad Albin	4,498	2,020	50
Brent Halling	8,073	492	50
Virgil Harrison	7,436	713	50
Wayne Seaman	6,837	2,098	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN IOWA ENERGY, LLC

June 10, 2010	/s/ William J. Horan

Date	William J. Horan, President

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